Exhibit 99.1

ZYMEWORKS INC.

(the “Company”)

Annual General Meeting of Shareholders

May 5, 2021

REPORT OF VOTING RESULTS

Section 11.3 of National Instrument 51-102 – Continuous Disclosure Obligations

Common Shares represented at the Meeting:	29,226,661
Total issued and outstanding Common Shares as at record date:	46,164,051
Percentage of issued and outstanding Common Shares represented:	63.31%

Business of the Meeting

1.	The Shareholders voted by way of ballot and the following nominees were elected as directors to serve until their successors are duly elected or appointed.

Nominee	Votes For	% Votes For	Votes Withheld	% Votes Withheld

Susan Mahony	19,286,855	71.48%	7,695,418	28.52%

Kelvin Neu	19,377,998	71.82%	7,604,275	28.18%

Ali Tehrani	19,375,651	71.81%	7,606,622	28.19%

2.	The Shareholders voted on an advisory and non-binding basis by way of ballot and approved the compensation of the Company’s named executive officers.

Votes For	% Votes For	Votes	% Votes	Votes	% Votes
		Against	Against	Abstaining	Abstaining

24,095,093	89.30%	2,607,651	9.66%	279,529	1.04%

3.	The Shareholders voted by way of ballot and KPMG LLP, Chartered Professional Accountants, were reappointed as Auditors of the Company until the close of the next annual general meeting of Shareholders and the Directors were authorized to determine their remuneration.

Votes For	% Votes For	Votes Withheld	% Votes Withheld

28,930,162	98.99%	296,499	1.01%

The final scrutineer’s report is attached to this report as Exhibit A.

No other business was voted upon at the Meeting.

Dated:   May 5, 2021

Exhibit A

Final Scrutineer’s Report

Please see attached.

ZYMEWORKS INC

ANNUAL GENERAL MEETING OF SHAREHOLDERS

HELD ON MAY 5, 2021

FINAL SCRUTINEER’S REPORT

2	SHAREHOLDERS IN PERSON, REPRESENTING	285,536	SHARES
167	SHAREHOLDERS BY PROXY, REPRESENTING	28,941,125	SHARES
169	TOTAL SHAREHOLDERS, HOLDING	29,226,661	SHARES

	TOTAL ISSUED AND OUTSTANDING AS AT RECORD DATE:	46,164,051

	PERCENTAGE OF OUTSTANDING SHARES REPRESENTED AT THE MEETING:	63.31%

ANITA BASI
SCRUTINEER

The figures reported by Computershare in its capacity as Scrutineer represent our tabulation of proxies returned to us by registered securityholders and, if Computershare has mailed voting instruction forms (VIFs) directly to non-objecting beneficial owners (NOBOs) on behalf of the issuer, VIFs returned directly to us by NOBOs, combined with cumulative reports of beneficial holder voting compiled and submitted by one or more third parties. As such, Computershare Is only responsible for, and warrants the accuracy of our own tabulation of proxies and VIFs. Computershare is not responsible for and does not warrant the accuracy of the cumulative reports of beneficial holder voting submitted by any third party.

If Computershare has mailed voting instruction forms directly to NOBOs on behalf of the Issuer, these have been distributed on the basis of electronic files received by Computershare from intermediaries or their agents. Although Computershare reconciles these records to the Form 54-101F4 Omnibus Proxy delivered to us as required under National Instrument 54-101, in some cases insufficient securities may be held within intermediary positions at The Canadian Depository for Securities, Limited as at record date to support all securities represented. In these cases, if the situation cannot be rectified, over voting rules are applied as directed by the Chair.

Upon receipt of any cumulative reports of beneficial holder voting compiled and submitted by one or more third parties, Computershare reviews the total votes received for each intermediary and reconciles the number to the position available to the intermediary on any omnibus proxy or supplemental omnibus proxy received. In the event the Intermediary’s position is insufficient to allow for the tabulation of the entire vote, Computershare may, but shall not be required to, take steps to rectify the situation. In the event the situation is not rectified, over voting rules are applied as directed by the Chair.

Acting on the direction of the Chair of the meeting, Computershare may have included in our reports, the details of beneficial holders attending in person, whose ownership or previous voting status we cannot confirm or verify but whose identity may be supported by documentation, such as a VIF issued by a third party. In such cases, Computershare makes no warranty or representation as to the accuracy of the numbers included as a result of the direction from the Chair, and assumes no liability or responsibility whatsoever for their inclusion in our report as Scrutineer.

ZYMEWORKS INC

ANNUAL GENERAL MEETING OF SHAREHOLDERS

HELD ON MAY 5, 2021

REPORT ON PROXIES

MOTIONS	NUMBER OF SHARES					PERCENTAGE OF VOTES CAST
	FOR	AGAINST	WITHHOLD/ ABSTAIN	SPOILED	NON VOTE	FOR	AGAINST	WITHHOLD/ ABSTAIN
Susan Mahony	19,001,319	0	7,695,418	0	2,244,388	71.17%	0.00%	28.83%
Kelvin Neu	19,092,462	0	7,604,275	0	2,244,388	71.52%	0.00%	28.48%
Ali Tehrani	19,090,115	0	7,606,622	0	2,244,388	71.51%	0.00%	28.49%
Advisory Vote on Executive Compensation	24,073,940	2,607,651	15,146	0	2,244,388	90.18%	9.77%	0.06%
Appointment of Auditors	28,644,626	0	296,499	0	0	98.98%	0.00%	1.02%

TOTAL SHAREHOLDERS VOTED BY PROXY:	167
TOTAL SHARE ISSUED & OUTSTANDING:	46,164,051
TOTAL SHARES VOTED:	28,941,125
TOTAL % OF SHARES VOTED:	62.69%

ANITA BASI
SCRUTINEER

ZYMEWORKS INC

ANNUAL GENERAL MEETING OF SHAREHOLDERS

HELD ON MAY 5, 2021

REPORT ON BALLOT

MOTION #1

Election of Directors

We, the undersigned scrutineers, hereby report that the result of the vote by ballot with respect to the above matter is as follows:

NAME	VOTES IN FAVOR	%	VOTES WITHHELD	%
Susan Mahony	19 286 855	71.48	7 695 418	28.52
Kelvin Neu	19 377 998	71.82	7 604 275	28.18
Ali Tehrani	19 375 651	71.81	7 606 622	28.19

Anita Basi
Scrutineer

The figures reported by Computershare in its capacity as Scrutineer represent our tabulation of proxies returned to us by registered securityholders and, if Computershare has mailed voting instruction forms (VIFs) directly to non-objecting beneficial owners (NOBOs) on behalf of the issuer, VIFs returned directly to us by NOBOs, combined with cumulative reports of beneficial holder voting compiled and submitted by one or more third parties. As such, Computershare Is only responsible for, and warrants the accuracy of our own tabulation of proxies and VIFs. Computershare is not responsible for and does not warrant the accuracy of the cumulative reports of beneficial holder voting submitted by any third party.

If Computershare has mailed voting instruction forms directly to NOBOs on behalf of the Issuer, these have been distributed on the basis of electronic files received by Computershare from intermediaries or their agents. Although Computershare reconciles these records to the Form 54-101F4 Omnibus Proxy delivered to us as required under National Instrument 54-101, in some cases insufficient securities may be held within intermediary positions at The Canadian Depository for Securities, Limited as at record date to support all securities represented. In these cases, if the situation cannot be rectified, over voting rules are applied as directed by the Chair.

Upon receipt of any cumulative reports of beneficial holder voting compiled and submitted by one or more third parties, Computershare reviews the total votes received for each intermediary and reconciles the number to the position available to the intermediary on any omnibus proxy or supplemental omnibus proxy received. In the event the Intermediary’s position is insufficient to allow for the tabulation of the entire vote, Computershare may, but shall not be required to, take steps to rectify the situation. In the event the situation is not rectified, over voting rules are applied as directed by the Chair.

Acting on the direction of the Chair of the meeting, Computershare may have included in our reports, the details of beneficial holders attending in person, whose ownership or previous voting status we cannot confirm or verify but whose identity may be supported by documentation, such as a VIF issued by a third party. In such cases, Computershare makes no warranty or representation as to the accuracy of the numbers included as a result of the direction from the Chair, and assumes no liability or responsibility whatsoever for their inclusion in our report as Scrutineer.

ZYMEWORKS INC

ANNUAL GENERAL MEETING OF SHAREHOLDERS

HELD ON MAY 5, 2021

REPORT ON BALLOT

MOTION #2

Advisory Vote on Executive Compensation

We, the undersigned scrutineers, hereby report that the result of the vote by ballot with respect to the above matter is as follows:

	NUMBER OF VOTES

FOR the motion	24 095 093	89.30%
ABSTAIN from the motion	279 529	1.04%
AGAINST the motion	2 607 651	9.66%
Total	26 982 273

Anita Basi
Scrutineer

The figures reported by Computershare in its capacity as Scrutineer represent our tabulation of proxies returned to us by registered securityholders and, if Computershare has mailed voting instruction forms (VIFs) directly to non-objecting beneficial owners (NOBOs) on behalf of the issuer, VIFs returned directly to us by NOBOs, combined with cumulative reports of beneficial holder voting compiled and submitted by one or more third parties. As such, Computershare Is only responsible for, and warrants the accuracy of our own tabulation of proxies and VIFs. Computershare is not responsible for and does not warrant the accuracy of the cumulative reports of beneficial holder voting submitted by any third party.

If Computershare has mailed voting instruction forms directly to NOBOs on behalf of the Issuer, these have been distributed on the basis of electronic files received by Computershare from intermediaries or their agents. Although Computershare reconciles these records to the Form 54-101F4 Omnibus Proxy delivered to us as required under National Instrument 54-101, in some cases insufficient securities may be held within intermediary positions at The Canadian Depository for Securities, Limited as at record date to support all securities represented. In these cases, if the situation cannot be rectified, over voting rules are applied as directed by the Chair.

Upon receipt of any cumulative reports of beneficial holder voting compiled and submitted by one or more third parties, Computershare reviews the total votes received for each intermediary and reconciles the number to the position available to the intermediary on any omnibus proxy or supplemental omnibus proxy received. In the event the Intermediary’s position is insufficient to allow for the tabulation of the entire vote, Computershare may, but shall not be required to, take steps to rectify the situation. In the event the situation is not rectified, over voting rules are applied as directed by the Chair.

Acting on the direction of the Chair of the meeting, Computershare may have included in our reports, the details of beneficial holders attending in person, whose ownership or previous voting status we cannot confirm or verify but whose identity may be supported by documentation, such as a VIF issued by a third party. In such cases, Computershare makes no warranty or representation as to the accuracy of the numbers included as a result of the direction from the Chair, and assumes no liability or responsibility whatsoever for their inclusion in our report as Scrutineer.

ZYMEWORKS INC

ANNUAL GENERAL MEETING OF SHAREHOLDERS

HELD ON MAY 5, 2021

REPORT ON BALLOT

MOTION #3

Appointment of Auditors

We, the undersigned scrutineers, hereby report that the result of the vote by ballot with respect to the above matter is as follows:

	NUMBER OF VOTES

FOR the motion	28 930 162	98.99%
WITHHELD from the motion	296 499	1.01%
Total	29 226 661

Anita Basi
Scrutineer

The figures reported by Computershare in its capacity as Scrutineer represent our tabulation of proxies returned to us by registered securityholders and, if Computershare has mailed voting instruction forms (VIFs) directly to non-objecting beneficial owners (NOBOs) on behalf of the issuer, VIFs returned directly to us by NOBOs, combined with cumulative reports of beneficial holder voting compiled and submitted by one or more third parties. As such, Computershare Is only responsible for, and warrants the accuracy of our own tabulation of proxies and VIFs. Computershare is not responsible for and does not warrant the accuracy of the cumulative reports of beneficial holder voting submitted by any third party.

If Computershare has mailed voting instruction forms directly to NOBOs on behalf of the Issuer, these have been distributed on the basis of electronic files received by Computershare from intermediaries or their agents. Although Computershare reconciles these records to the Form 54-101F4 Omnibus Proxy delivered to us as required under National Instrument 54-101, in some cases insufficient securities may be held within intermediary positions at The Canadian Depository for Securities, Limited as at record date to support all securities represented. In these cases, if the situation cannot be rectified, over voting rules are applied as directed by the Chair.

Upon receipt of any cumulative reports of beneficial holder voting compiled and submitted by one or more third parties, Computershare reviews the total votes received for each intermediary and reconciles the number to the position available to the intermediary on any omnibus proxy or supplemental omnibus proxy received. In the event the Intermediary’s position is insufficient to allow for the tabulation of the entire vote, Computershare may, but shall not be required to, take steps to rectify the situation. In the event the situation is not rectified, over voting rules are applied as directed by the Chair.

Acting on the direction of the Chair of the meeting, Computershare may have included in our reports, the details of beneficial holders attending in person, whose ownership or previous voting status we cannot confirm or verify but whose identity may be supported by documentation, such as a VIF issued by a third party. In such cases, Computershare makes no warranty or representation as to the accuracy of the numbers included as a result of the direction from the Chair, and assumes no liability or responsibility whatsoever for their inclusion in our report as Scrutineer.